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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                 FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report:   April 30, 1999


          First Union Real Estate Equity and Mortgage Investments
           (Exact name of registrant as specified in its charter)


        Ohio                      1-6249                      34-6513657
  (State or other        (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                       Identification Number)
  incorporation or
   organization)

       Suite 1900, 55 Public Square
              Cleveland, Ohio                                  44113-1937
 (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:    (216) 781-4030


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Former name or former address, if changed since last report

Total number of pages in report:  3

ITEM 5.  OTHER EVENTS

     First Union Real Estate Equity and Mortgage Investments (the "Company") has entered into amendments to its (1) Amended and Restated Credit Agreement, dated as of November 1, 1997, among the Company, First Union Management, Inc., the lenders party thereto, and National City Bank, as Administrative Agent for the lenders, (2) Fixed Rate Loan Agreement, dated as of August 11, 1998, among the Company, BankBoston, N.A., Wellsford Capital and Bankers Trust Company, as lenders, and Bankers Trust Company, as Agent for the lenders, and (3) Fixed Rate Loan Agreement, dated as of August 11, 1998, among the Company, Blackacre Bridge Capital, L.L.C., Gotham Partners, L.P., Gotham Partners III, L.P. and Elliott Associates, L.P., as lenders, and Bankers Trust Company, as Agent for the lenders. Copies of the amendments have been filed as Exhibits 99(a), 99(b) and 99(c) hereto.

     In connection with the Company's rights offering (the "Rights Offering") as described in the Company's Prospectus, dated April 13, 1999, as supplemented by the Prospectus Supplement, dated April 21, 1999, the Company has entered into a letter agreement with Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham Partners International, Ltd. (collectively, "Gotham") that sets forth the terms of Gotham's agreement to act as a standby purchaser in the Rights Offering. Such terms include the Company's agreement to enter into a registration rights agreement with respect to the registration for resale of common shares purchased by Gotham in the Rights Offering. The Company has agreed to pay for the expenses relating to any such resale other than underwriting commissions, if any. A copy of the letter agreement has been filed as Exhibit 99(d) hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following are filed as exhibits hereto:

      Exhibit No.                           Description
      -----------                           -----------

        99(a)                         Amendment  No.  3,  dated as of
                                      March 1, 1999, to Amended and
                                      Restated Credit Agreement, dated as
                                      of November 1, 1997, among the
                                      Company, First Union Management,
                                      Inc., the lenders party thereto, and
                                      National City Bank, as Administrative
                                      Agent for the lenders.*

        99(b)                         Second  Amendment of Fixed Rate
                                      Loan Agreement, dated as of April 19,
                                      1999, among the Company, BankBoston,
                                      N.A., Wellsford Capital and Bankers
                                      Trust Company, as lenders, and
                                      Bankers Trust Company, as Agent for
                                      the lenders.*

        99(c)                         Second  Amendment of Fixed Rate
                                      Loan Agreement, dated as of April 19,
                                      1999, among the Company, Ableco
                                      Finance LLC, for its own account and
                                      as agent for the other lenders,
                                      Gotham Partners, L.P., Gotham
                                      Partners III, L.P. and Elliott
                                      Associates, L.P., as lenders, and
                                      Bankers Trust Company, as Agent for
                                      the lenders.*

        99(d)                         Letter  Agreement,  dated April
                                      19, 1999, among the Company, Gotham
                                      Partners, L.P., Gotham Partners III,
                                      L.P. and Gotham Partners
                                      International, Ltd. Previously filed
                                      and incorporated herein by reference
                                      from the Registrant's Current Report
                                      on Form 8-K filed on April 29, 1999.*

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* Previously filed and incorporated herein by reference from the
Registrant's Current Report on Form 8-K filed on April 29, 1999.

                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                                    First Union Real Estate Equity
                                      and Mortgage Investments
                                    ----------------------------------
                                              (Registrant)



Dated: April 30, 1999               By:      /s/Gregory C. Scott
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                                         Gregory C. Scott
                                         Controller